EXHIBIT 24
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                  DIRECTORS AND OFFICERS OF AMERICAN ECO CORPORATION
                              ANNUAL REPORT ON FORM 10-K
                                  POWER OF ATTORNEY

               The undersigned directors and officers of American Eco Corporation, an Ontario Canada corporation (the "Company"), do hereby make, constitute and appoint Michael E. McGinnis and David L. Norris, and each of them with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file, under the Securities Exchange Act of 1934, as amended, the Company's Annual Report on Form 10-K, for the year ended November 30, 1996 and all amendments or exhibits thereto, and any or all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead or the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any substitute.

               This action may be executed in counterpart.

               IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 2nd day of May 1997.



               /s/ Michael E. McGinnis	    /s/ Barry Cracower
	      ------------------------     -------------------------
               Michael E. McGinnis,          Barry Cracower, Director
               President, Chief
               Executive
               Officer and Director
				            ------------------------
                                             William Dimma, Director
             /s/ John C. Pennie
             -------------------
               John C. Pennie,              /s/ Tyrrell Garth
               Vice Chairman                ------------------------
                                             Tyrrell Garth, Director

             /s/ David L. Norris
             ----------------------
               David L. Norris             ------------------------
               Chief Financial Officer       Donald Getty, Director



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		Mark White